1 Investor Presentation February 2018

Cautionary Statement 2 Certain statements included herein contain forward-looking statements within the meaning of federal securities laws about KEMET Corporation's (the "Company") financial condition and results of operations that are based on management's current expectations, estimates and projections about the markets in which the Company operates, as well as management's beliefs and assumptions. Words such as "expects," "anticipates," "believes," "estimates," variations of such words and other similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions, which are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in, or implied by, such forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management's judgment only as of the date hereof. The Company undertakes no obligation to update publicly any of these forward-looking statements to reflect new information, future events or otherwise. Factors that may cause actual outcomes and results to differ materially from those expressed in, or implied by, these forward-looking statements include, but are not necessarily limited to the following: (i) adverse economic conditions could impact our ability to realize operating plans if the demand for our products declines, and such conditions could adversely affect our liquidity and ability to continue to operate and cause a write down of long-lived assets or goodwill; (ii) an increase in the cost or a decrease in the availability of our principal or single-sourced purchased raw materials; (iii) changes in the competitive environment; (iv) uncertainty of the timing of customer product qualifications in heavily regulated industries; (v) economic, political, or regulatory changes in the countries in which we operate; (vi) difficulties, delays or unexpected costs in completing the restructuring plans; (vii) acquisitions and other strategic transactions expose us to a variety of risks; (viii) acquisition of TOKIN may not achieve all of the anticipated results; (ix) our business could be negatively impacted by increased regulatory scrutiny and litigation; (x) difficulties associated with retaining, attracting and training effective employees and management; (xi) the need to develop innovative products to maintain customer relationships and offset potential price erosion in older products; (xii) exposure to claims alleging product defects; (xiii) the impact of laws and regulations that apply to our business, including those relating to environmental matters; (xiv) the impact of international laws relating to trade, export controls and foreign corrupt practices; (xv) changes impacting international trade and corporate tax provisions related to the global manufacturing and sales of our products may have an adverse effect on our financial condition and results of operations; (xvi) volatility of financial and credit markets affecting our access to capital; (xvii) the need to reduce the total costs of our products to remain competitive; (xviii) potential limitation on the use of net operating losses to offset possible future taxable income; (xix) restrictions in our debt agreements that could limit our flexibility in operating our business; (xx) disruption to our information technology systems to function properly or control unauthorized access to our systems may cause business disruptions; (xxi) additional exercise of the warrant by K Equity, LLC which could potentially result in the existence of a significant stockholder who could seek to influence our corporate decisions; (xxii) fluctuation in distributor sales could adversely affect our results of operations, (xxiii) earthquakes and other natural disasters could disrupt our operations and have a material adverse effect on our financial condition and results of operations. 2

Q3FY18 YTD FY18 Revenue $306,408 $881,879 GM% 30.2% 28.6% Adjusted EBITDA $49,579 $142,788 EPS - Diluted $0.32 $4.31 Cash $284,166 $284,166 Debt $328,162 $328,162 Revolver $0 $0 Leverage (Debt/Adjusted EBITDA) 1.9 1.9 GAAP (except Adjusted EBITDA) ($ in Thousands)

Q3FY17 Q3FY18 Revenue $188,029 $306,408 GM% 25.4% 30.3% EBITDA $26,841 $49,578 EPS - Diluted $0.11 $0.52 Cash $87,356 $284,166 Debt $352,345 $328,162 Revolver $33,881 $0 Leverage (Debt/EBITDA) 4.0 1.9 What a Difference a Year Makes Non- GAAP ($ in Thousands)

5 • 2009 Discussion started • 2013 Joint Venture formed – Cash = $50M – EBITDA = $7M • 2017 Acquisition – Cash = $165M – EBITDA = $75M* * Pre-acquisition and pre-sale of TOKIN EMD Division The KEMET – TOKIN story “The Deal”

6 Allocation from sale of EMD (relay) BU Selling price $ 422.0 (US $) NEC loan $ (222.4) Fees & Taxes (estimated) $ (10.6) BALANCE $ 189.0 50% to NEC $ (94.5) 50% to KEMET & TOKIN $ (94.5) REMAINDER $ - KEMET purchase of remaining NT shares from NEC Purchase of shares (KEMET cash) $ 52.5 50% of net proceeds $ 94.5 TOTAL $ 147.0 Excess cash to KEMET & TOKIN EMD proceeds $ 94.5 Purchase of shares (KEMET cash) $ (52.5) $ 42.0 “The Deal”

7 “So on a net basis, it basically seems like it’s costing you nothing to acquire the company” Matt Sheerin, Stifel Analyst “KEMET is acquiring TOKIN (for free)” Ana Goshko, BofA Analyst

24 Manufacturing locations* 16,000 Employees* ~50 billion Components Shipped per year* Ship to 138 Countries* Founded 1919 $ $1.2B* * Includes TOKIN The New

9 © KEMET Electronics. All Rights Reserved. Ship to Locations 138

10 © KEMET Electronics. All Rights Reserved. Where We Play – Power Management Tantalum Capacitors Magnetics, Sensors & Actuators Film & Al Electrolytic Capacitors Ceramic Capacitors IoT

Automotive Industrial & Alternative Energy Computer & Consumer Communication KEMET Legacy Military, Aerospace & Marine

Automotive Industrial & Alternative Energy Computer & Consumer Communication KEMET Legacy Combined Military, Aerospace & Marine

Capacitors, and now much more Acoustic Modules NFC Antennas EMI Anechoic Chamber Sensors SuperCapacitors Actuators Piezo Transducers Inductors Chokes Filters Relays Magnets EMI Suppression

Telecom 13% Computer 20% Consumer 15% Ind/Light 27% Automotive 16% Def 4% Med 5% Distributors 39% EMS 13% OEM 48% Americas 21% EMEA 22% JPKO 16% APAC 41% TA 41% CE 22% F&E 17% MSA 20% PRODUCT CHANNELINDUSTRY REGION Q3 FY18

15 © KEMET Electronics. All Rights Reserved. 2nd Quarter in row! Global Market Trends

Source: ©2017 Paumanok Publications, Inc. All Rights Reserved. 0 13 25 38 50 63 1990 1992 1994 1996 1998 2000 2002 2004 2006 2008 2010 2012 2014 2016 2018F Annual Capacitance Consumed In The Global High Technology Economy: 1990-2018 In Billions of Microfarads Typical Cell Phone has ~75 Microfarads Cycle or Trend?

17 © KEMET Electronics. All Rights Reserved. Semiconductor Industry vs. Capacitor Industry Billion US$ $- $20 $40 $60 $80 $100 $120 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 $4.0 $4.5 $5.0 CY1 3 Q 1 Q 2 Q 3 Q 4 CY1 4 Q 1 Q 2 Q 3 Q 4 CY1 5 Q 1 Q 2 Q 3 Q 4 CY1 6 Q 1 Q 2 Q 3 Q 4 CY1 7 Q 1 Q 2 Q 3 C A P A CITOR IND U S T R Y Capacitors Semiconductors Cycle or Trend? World Cap

18 © KEMET Electronics. All Rights Reserved. Cycle or Trend? Ceramic Capacitor (MLCC) example MLCC COUNT MODEL 3 9,200 MODEL S > 10,000 MODEL X > 10,000 I.C.E. 2,500 MLCC COUNT 6S ~500 X > 1,000

19 © KEMET Electronics. All Rights Reserved. Cycle or Trend? Automotive Electronic content growth $0 $50 $100 $150 $200 $250 $300 2009 2010 2011 2012 2013 2014 2015 2016 2017E 2018F 2019 2020 2021F Billion US$ Prismark Partners LLC 01.18

20 © KEMET Electronics. All Rights Reserved. Cycle or Trend? EV & HV 0 2 4 6 8 10 12 14 16 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 21% CAAGR Prismark Partners LLC 01.18 Million Units

21 © KEMET Electronics. All Rights Reserved. 48 Volt Power Systems 20% by 2025 Polymer TantalumAxial Electrolytic SMD Ceramic KEMET has the Products Now

Climate Change will drive Alternative Energy Wind Solar Geothermal Biofuel Tidal Where will power come from as we consume more energy? Alternative Energy will drive electronic content growth Film Capacitor Ceramic Capacitor Inductor

Explosion of Devices We are entering the era of everything being electronically enabled and connected.

24 © KEMET Electronics. All Rights Reserved. Revenue by Area 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% AMERICAS EUROPE ASIA JAPAN & KOREA

25 © KEMET Electronics. All Rights Reserved. Synergies Yield Cost Savings of $20M in FY19-20 People Supply Chain Systems • Eliminating SG&A and Operational Redundancies • Corporate Functions Streamlined • Plant Consolidations Underway • Leveraging Consolidated Purchasing Power • Logistics Lanes, Warehouse and Hub Consolidation Underway • Significant Savings in Ta Supply Chain and Chemicals • Next Generation Order Entry System in Progress • Consolidated Financials • Combined and Upgraded KEMET Production System (KPS)

26 © KEMET Electronics. All Rights Reserved. We are growing Using Digital Assets to Drive Revenue Discovery Search Simulation Quote “Setting the industry standard” KEMET.com

27 © KEMET Electronics. All Rights Reserved. We are growing Material Science Low Profile Inductors for Computers Wireless Charging Haptic Engines Leadless Stacked Capacitors

28 © KEMET Electronics. All Rights Reserved. Capacity Summary • 10% increase in overall capacity • Additional CapEx spend of $20M in FY19 resulting in potential $100M run rate revenue – Tantalum – 23% (Polymer) – Ceramics – 14% (High CV) – Film – 15% (Automotive) – Al Electrolytics – 25% (Axial Automotive) – MSA– 12% (Sensors, Actuator & Materials) Assumptions • 95% utilization • Standard ASP decline • Market stability • Decline of mature products

29 © KEMET Electronics. All Rights Reserved. 7 Acquisitions since 2006 EPCOS Ta Evox Rifa Arcotronics Niotan Knoxville Aluminum Foil IntelliData NEC-TOKIN

30 © KEMET Electronics. All Rights Reserved. Investment News

2nd Quarter in row! Financial Information

Income Statement Highlights U.S. GAAP (Unaudited) 32 For the Quarters Ended (Amounts in thousands, except percentages and per share data) Dec 2017 Sep 2017 Dec 2016 Net sales $ 306,408 $ 301,471 $ 188,029 Gross margin (1) $ 92,461 $ 85,076 $ 47,478 Gross margin as a percentage of net sales 30.2% 28.2% 25.3% Selling, general and administrative (1) $ 47,751 $ 42,417 $ 26,520 SG&A as a percentage of net sales 15.6% 14.1% 14.1% Operating income (loss) (1) $ 32,077 $ 31,643 $ 14,182 Net income (loss) $ 18,641 $ 12,849 $ 12,278 Per basic and diluted share data: Net income (loss) per basic share $ 0.33 $ 0.26 $ 0.26 Net income (loss) per diluted share 0.32 0.22 0.22 Weighted avg. shares - basic 56,778 49,819 46,606 Weighted avg. shares - diluted 58,937 58,409 55,296 (1) Quarter ended December 31, 2016 adjusted due to the adoption of Accounting Standards Update ("ASU") No. 2017-07, Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost. Note: The Company completed its acquisition of TOKIN on April 19, 2017, and as such TOKIN’s results are included in our results for the quarters ended December 31, 2017 and September 30, 2017. However, for the quarter ended December 31, 2016 our results only included our 34% equity investment in TOKIN.

Income Statement Highlights Non-GAAP (Unaudited) 33 For the Quarters Ended (Amounts in thousands, except percentages and per share data) Dec 2017 Sep 2017 Dec 2016 Net sales $ 306,408 $ 301,471 $ 188,029 Adjusted gross margin (1) $ 92,863 $ 85,418 $ 47,786 Adjusted gross margin as a percentage of net sales 30.3% 28.3% 25.4% Adjusted selling, general and administrative (1) $ 44,517 $ 38,900 $ 23,504 Adjusted SG&A as a percentage of net sales 14.5% 12.9% 12.5% Adjusted operating income (loss) (1) $ 38,393 $ 36,902 $ 17,315 Adjusted net income (loss) $ 30,602 $ 26,475 $ 5,810 Adjusted EBITDA $ 49,579 $ 49,918 $ 26,841 Adjusted EBITDA margin as a percentage of net sales 16.2% 16.6% 14.3% Per share data: Adjusted net income (loss) - basic $ 0.54 $ 0.53 $ 0.12 Adjusted net income (loss) - diluted $ 0.52 $ 0.45 $ 0.11 Weighted avg. shares - basic 56,778 49,819 46,606 Weighted avg. shares - diluted 58,937 58,409 55,296 (1) Quarter ended December 31, 2016 adjusted due to the adoption of Accounting Standards Update ("ASU") No. 2017-07, Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost.

Financial Trends Quarterly Sales Summary U.S. GAAP (Unaudited) 34 (1) Includes TOKIN revenues beginning April 19, 2017.

Financial Trends Quarterly Sales Summary U.S. GAAP (Unaudited) 35 (1) The December 2016 and March 2017 quarters are shown on a proforma basis including TOKIN sales of $75 million and $79 million, respectively. (2) The June 2017 quarter is shown on a proforma basis including TOKIN as if owned for the entire quarter (acquisition occurred April 19, 2017).

LTM Operating Income Margins U.S. GAAP (Unaudited) 36 Note: LTM ended Dec 2016, Mar 2017, Jun 2017 and Sep 2017 adjusted due to the adoption of Accounting Standards Update ("ASU") No. 2017-07, Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost.

LTM Adjusted EBITDA Margins Non-GAAP (Unaudited) 37

Financial Trends Quarterly Cash and Cash Equivalents U.S. GAAP (Unaudited) 38 (1) TOKIN results exclude the EMD business which was sold on April 14, 2017.

FY18 Q3 Balance Sheet Highlights Interest ~ $2.1 per month. Principal ~ $4.3M per Quarter.

Leverage Non-GAAP (Unaudited) 40

Net Debt (Unaudited) 41

The human side of the equation

Kisengo Mine

Kisengo School Before After

Kisengo Hospital Before After

5 Fresh Water Wells

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Appendix

Financial Highlights (Unaudited) (1) Calculated as accounts receivable, net, plus inventories, net, less accounts payable. (2) Current quarter's accounts receivable divided by annualized current quarter’s Net sales multiplied by 365. (3) Current quarter's accounts payable divided by annualized current quarter's cost of goods sold multiplied by 365. (Amounts in millions, except DSO and DPO) Dec 2017 Sep 2017 FX Impact Cash, cash equivalents $ 284.2 $ 253.7 $ 1.4 Capital expenditures $ 13.1 $ 10.5 Short-term debt $ 20.4 $ 20.4 Long-term debt 322.1 326.4 Debt (discount)/premium and issuance costs (14.3) (15.0) Total debt $ 328.2 $ 331.8 $ — Equity $ 438.0 $ 416.1 $ 7.5 Net working capital (1) $ 208.0 $ 200.8 $ 3.8 Days in receivables (DSO) (2) 42 42 Days in payables (DPO) (3) 57 58 50

Adjusted Gross Margin Non-GAAP (Unaudited) 51 For the Quarters Ended (Amounts in thousands, except percentages) Dec 2017 Sep 2017 Dec 2016 Net Sales $ 306,408 $ 301,471 $ 188,029 Gross Margin (U.S. GAAP) (1) $ 92,461 $ 85,076 $ 47,478 Gross margin as a percentage of net sales 30.2% 28.2% 25.3% Adjustments: Stock-based compensation expense 402 342 308 Adjusted gross margin (non-GAAP) $ 92,863 $ 85,418 $ 47,786 Adjusted gross margin as a percentage of net sales 30.3% 28.3% 25.4% (1) Quarter ended December 31, 2016 adjusted due to the adoption of Accounting Standards Update ("ASU") No. 2017- 07, Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost.

Adjusted Selling, General & Administrative Expenses Non-GAAP (Unaudited) 52 For the Quarters Ended (Amounts in thousands, except percentages) Dec 2017 Sep 2017 Dec 2016 Net sales $ 306,408 $ 301,471 $ 188,029 Selling, general and administrative expenses (U.S. GAAP) (1) $ 47,751 $ 42,417 $ 26,520 Selling, general, and administrative as a percentage of net sales 15.6% 14.1% 14.1% Less adjustments: ERP integration/IT transition costs — — 1,734 Stock-based compensation expense 1,752 1,142 785 Legal expenses/fines related to antitrust class actions 1,482 2,375 293 TOKIN investment-related expenses — — 204 Adjusted selling, general and administrative expenses (non- GAAP) $ 44,517 $ 38,900 $ 23,504 Adjusted selling, general, and administrative as a percentage of net sales 14.5% 12.9% 12.5% (1) Quarter ended December 31, 2016 adjusted due to the adoption of Accounting Standards Update ("ASU") No. 2017-07, Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost.

Adjusted Operating Income (Loss) Non-GAAP (Unaudited) 53 For the Quarters Ended (Amounts in thousands) Dec 2017 Sep 2017 Dec 2016 Operating income (loss) (U.S. GAAP) (1) $ 32,077 $ 31,643 $ 14,182 Adjustments: Restructuring charges 3,530 1,393 (369) Legal expenses related to antitrust class actions 1,482 2,375 293 Stock-based compensation expense 2,206 1,530 1,139 (Gain) loss on write-down and disposal of long-lived assets (902) (39) 132 ERP integration/IT transition costs — — 1,734 TOKIN investment-related expenses — — 204 Adjusted operating income (loss) (non-GAAP) $ 38,393 $ 36,902 $ 17,315 (1) Quarter ended December 31, 2016 adjusted due to the adoption of Accounting Standards Update ("ASU") No. 2017-07, Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost.

Adjusted Net Income (Loss) Non-GAAP (Unaudited) For the Quarters Ended (Amounts in thousands, except per share data) Dec 2017 Sep 2017 Dec 2016 Net income (loss) (U.S. GAAP) $ 18,641 $ 12,849 $ 12,278 Adjustments: Equity (income) loss from equity method investments (238) (224) 133 Acquisition Gains (310) (1,285) — Net foreign exchange (gain) loss 2,239 1,891 (2,621) Restructuring charges 3,530 1,393 (369) Legal expenses related to antitrust class actions 4,073 10,327 293 Stock-based compensation expense 2,206 1,530 1,139 Amortization included in interest expense 696 664 183 Income tax effect of non-U.S. GAAP adjustments (1) 667 (631) (396) (Gain) loss on write-down and disposal of long-lived assets (902) (39) 132 Change in value of TOKIN option — — (6,900) ERP integration/IT transition costs — — 1,734 TOKIN investment-related expenses — — 204 Adjusted net income (loss) (non-GAAP) $ 30,602 $ 26,475 $ 5,810 Adjusted net income (loss) per share - basic $ 0.54 $ 0.53 $ 0.13 Adjusted net income (loss) per share - diluted $ 0.52 $ 0.45 $ 0.11 Adjusted EBITDA (non-GAAP) $ 49,579 $ 49,918 $ 26,841 Weighted avg. shares - basic 56,778 49,819 46,606 Weighted avg. shares - diluted 58,937 58,409 55,296 54 (1) The income tax effect of the excluded items is calculated by applying the applicable jurisdictional income tax rate, considering the deferred tax valuation for each applicable jurisdiction.

55 Adjusted EBITDA Reconciliation Non-GAAP (Unaudited) Quarters Ended LTM (Amounts in thousands, except percentages) Dec 2015 Mar 2016 Jun 2016 Sep 2016 Sep 2016 Net Sales $ 177,184 $ 183,926 $ 184,935 $ 187,308 $ 733,353 Net income (loss) (8,600) (15,173) (12,205) (4,998) (40,976) Income tax expense (benefit) 2,760 2,056 1,800 830 7,446 Interest expense, net 9,848 9,925 9,920 9,904 39,597 Depreciation and amortization 9,674 10,160 9,436 9,440 38,710 EBITDA 13,682 6,968 8,951 15,176 44,777 Excluding the following items (Non-GAAP): Change in value of TOKIN options (700) — 12,000 (1,600) 9,700 Equity (gain) loss from TOKIN 6,505 11,648 (223) (181) 17,749 Restructuring charges 1,714 617 688 3,998 7,017 ERP integration costs / IT transition costs 167 859 1,768 1,783 4,577 Stock-based compensation expense 1,154 1,013 1,228 1,104 4,499 Legal expenses related to antitrust class actions 1,300 482 1,175 766 3,723 Net foreign exchange (gain) loss (1,036) 122 (1,920) (724) (3,558) TOKIN investment-related expenses 225 265 206 194 890 Plant start-up costs 160 319 308 119 906 Plant shut-down costs 231 141 — — 372 Write-down and disposal of long-lived assets 129 608 91 6,277 7,105 Adjusted EBITDA (non-GAAP) $ 23,531 $ 23,042 $ 24,272 $ 26,912 $ 97,757 Adjusted EBITDA Margin (non-GAAP) 13.3% 12.5% 13.1% 14.4% 13.3%

Quarters Ended LTM (Amounts in thousands, except percentages) Mar 2016 Jun 2016 Sep 2016 Dec 2016 Dec 2016 Net Sales $ 183,926 $ 184,935 $ 187,308 $ 188,029 $ 744,198 Net income (loss) (15,173) (12,205) (4,998) 12,278 (20,098) Income tax expense (benefit) 2,056 1,800 830 1,810 6,496 Interest expense, net 9,925 9,920 9,904 9,913 39,662 Depreciation and amortization 10,160 9,436 9,440 9,095 38,131 EBITDA 6,968 8,951 15,176 33,096 64,191 Excluding the following items (Non-GAAP): Change in value of TOKIN options — 12,000 (1,600) (6,900) 3,500 Equity (income) loss from equity method investments 11,648 (223) (181) 133 11,377 Restructuring charges 617 688 3,998 (369) 4,934 ERP integration costs / IT transition costs 859 1,768 1,783 1,734 6,144 Stock-based compensation expense 1,013 1,228 1,104 1,139 4,484 Legal expenses related to antitrust class actions 482 1,175 766 293 2,716 Net foreign exchange (gain) loss 122 (1,920) (724) (2,621) (5,143) TOKIN investment-related expenses 265 206 194 204 869 Plant start-up costs 319 308 119 — 746 Plant shut-down costs 141 — — — 141 (Gain) loss on write-down and disposal of long-lived assets 608 91 6,277 132 7,108 Adjusted EBITDA (non-GAAP) $ 23,042 $ 24,272 $ 26,912 $ 26,841 $ 101,067 Adjusted EBITDA Margin (non-GAAP) 12.5% 13.1% 14.4% 14.3% 13.6% Adjusted EBITDA Reconciliation Non-GAAP (Unaudited) 56

Adjusted EBITDA Reconciliation Non-GAAP (Unaudited) 57 (Amounts in thousands, except percentages) 2015 2016 2017 Net Sales $ 823,192 $ 734,823 $ 757,791 Net income (loss) (14,143) (53,629) 47,989 Income tax expense (benefit) 5,227 6,006 4,290 Interest expense, net 40,686 39,591 39,731 Depreciation and amortization 40,768 39,016 37,338 EBITDA 72,538 30,984 129,348 Excluding the following items (Non-GAAP): Change in value of TOKIN options (2,100) 26,300 (10,700) Equity (income) loss from equity method investments 2,169 16,406 (41,643) Restructuring charges 13,017 4,178 5,404 ERP integration costs / IT transition costs 3,248 5,677 7,045 Stock-based compensation expense 4,512 4,774 4,720 Legal expenses related to antitrust class actions 844 3,041 2,640 Net foreign exchange (gain) loss (4,249) (3,036) (3,758) TOKIN investment-related expenses 1,778 900 1,101 Plant start-up costs 4,556 861 427 (Gain) loss on write-down and disposal of long-lived assets (221) 375 10,671 Plant shut-down costs 889 372 — Pension plan adjustment — 312 — (Income) loss from discontinued operations (5,379) — — (Gain) loss on early extinguishment of debt (1,003) — — Professional fees related to financing activities 1,142 — — Adjusted EBITDA (non-GAAP) $ 91,741 $ 91,144 $ 105,255 Adjusted EBITDA Margin (non-GAAP) 11.1% 12.4% 13.9% Total Debt as of March 31, $ 387,282 $ 387,833 $ 388,211 Leverage ratio (Debt/Adjusted EBITDA) 4.2 4.3 3.7

Quarters Ended LTM (Amounts in thousands, except percentages) Sep 2016 Dec 2016 Mar 2017 Jun 2017 Jun 2017 Net Sales $ 187,308 $ 188,029 $ 197,519 $ 274,000 $ 846,856 Net income (loss) (4,998) 12,278 52,914 220,606 280,800 Income tax expense (benefit) 830 1,810 (150) 1,150 3,640 Interest expense, net 9,904 9,913 9,994 10,894 40,705 Depreciation and amortization 9,440 9,095 9,367 12,243 40,145 EBITDA 15,176 33,096 72,125 244,893 365,290 Excluding the following items (Non-GAAP): Change in value of TOKIN options (1,600) (6,900) (14,200) — (22,700) Equity (income) loss from equity method investments (181) 133 (41,372) (75,417) (116,837) Acquisition Gain — — — (135,588) (135,588) Restructuring charges 3,998 (369) 1,087 1,613 6,329 ERP integration costs / IT transition costs 1,783 1,734 1,760 — 5,277 Stock-based compensation expense 1,104 1,139 1,249 1,101 4,593 Legal expenses related to antitrust class actions 766 293 406 1,141 2,606 Net foreign exchange (gain) loss (724) (2,621) 1,507 5,043 3,205 TOKIN investment-related expenses 194 204 497 — 895 Plant start-up costs 119 — — — 119 (Gain) loss on write-down and disposal of long-lived assets 6,277 132 4,171 19 10,599 (Gain) loss on early extinguishment of debt — — — 486 486 Adjusted EBITDA (non-GAAP) $ 26,912 $ 26,841 $ 27,230 $ 43,291 $ 124,274 Adjusted EBITDA Margin (non-GAAP) 14.4% 14.3% 13.8% 15.8% 14.7% Total Debt balance as of June 30, 2017 335,145 Leverage ratio (Debt/Adjusted EBITDA) 2.7 Adjusted EBITDA Reconciliation Non-GAAP (Unaudited) 58

Quarters Ended LTM (Amounts in thousands, except percentages) Dec 2016 Mar 2017 Jun 2017 Sep 2017 Sep 2017 Net Sales $ 188,029 $ 197,519 $ 274,000 $ 301,471 $ 961,019 Net income (loss) 12,278 52,914 220,606 12,849 298,647 Income tax expense (benefit) 1,810 (150) 1,150 7,270 10,080 Interest expense, net 9,913 9,994 10,894 2,880 33,681 Depreciation and amortization 9,095 9,367 12,243 13,326 44,031 EBITDA 33,096 72,125 244,893 36,325 386,439 Excluding the following items (Non-GAAP): Change in value of TOKIN options (6,900) (14,200) — — (21,100) Equity (income) loss from equity method investments 133 (41,372) (75,417) (224) (116,880) Acquisition Gain — — (135,588) (1,285) (136,873) Restructuring charges (369) 1,087 1,613 1,393 3,724 ERP integration costs / IT transition costs 1,734 1,760 — — 3,494 Stock-based compensation expense 1,139 1,249 1,101 1,530 5,019 Legal expenses related to antitrust class actions 293 406 1,141 10,327 12,167 Net foreign exchange (gain) loss (2,621) 1,507 5,043 1,891 5,820 TOKIN investment-related expenses 204 497 — — 701 (Gain) loss on write-down and disposal of long-lived assets 132 4,171 19 (39) 4,283 (Gain) loss on early extinguishment of debt — — 486 — 486 Adjusted EBITDA (non-GAAP) $ 26,841 $ 27,230 $ 43,291 $ 49,918 $ 147,280 Adjusted EBITDA Margin (non-GAAP) 14.3% 13.8% 15.8% 16.6% 15.3% Total Debt balance as of September 30, 2017 331,787 Leverage ratio (Debt/Adjusted EBITDA) 2.3 Adjusted EBITDA Reconciliation Non-GAAP (Unaudited) 59

Quarters Ended LTM (Amounts in thousands, except percentages) Mar 2017 Jun 2017 Sep 2017 Dec 2017 Dec 2017 Net Sales $ 197,519 $ 274,000 $ 301,471 $ 306,408 $ 1,079,398 Net income (loss) 52,914 220,606 12,849 18,641 305,010 Income tax expense (benefit) (150) 1,150 7,270 2,060 10,330 Interest expense, net 9,994 10,894 2,880 7,155 30,923 Depreciation and amortization 9,367 12,243 13,326 11,125 46,061 EBITDA 72,125 244,893 36,325 38,981 392,324 Excluding the following items (Non-GAAP): Change in value of TOKIN options (14,200) — — — (14,200) Equity (income) loss from equity method investments (41,372) (75,417) (224) (238) (117,251) Acquisition Gain — (135,588) (1,285) (310) (137,183) Restructuring charges 1,087 1,613 1,393 3,530 7,623 ERP integration costs / IT transition costs 1,760 — — — 1,760 Stock-based compensation expense 1,249 1,101 1,530 2,206 6,086 Legal expenses related to antitrust class actions 406 1,141 10,327 4,073 15,947 Net foreign exchange (gain) loss 1,507 5,043 1,891 2,239 10,680 TOKIN investment-related expenses 497 — — — 497 (Gain) loss on write-down and disposal of long-lived assets 4,171 19 (39) (902) 3,249 (Gain) loss on early extinguishment of debt — 486 — — 486 Adjusted EBITDA (non-GAAP) $ 27,230 $ 43,291 $ 49,918 $ 49,579 $ 170,018 Adjusted EBITDA Margin (non-GAAP) 13.8% 15.8% 16.6% 16.2% 15.8% Total Debt balance as of December 31, 2017 328,162 Leverage ratio (Debt/Adjusted EBITDA) 1.9 Adjusted EBITDA Reconciliation Non-GAAP (Unaudited) 60

Non-GAAP Financial Measures Non-GAAP Financial Measures Included in this presentation are certain non-GAAP financial measures designed to complement the financial information presented in accordance with generally accepted accounting principles in the United States of America because management believes such measures are useful to investors for the reasons described below. Adjusted gross margin Adjusted gross margin represents net sales less cost of sales excluding adjustments which are outlined in the quantitative reconciliation provided earlier in this presentation. Management uses Adjusted gross margin to facilitate our analysis and understanding of our business operations by excluding the items outlined in the quantitative reconciliation provided earlier in this presentation which might otherwise make comparisons of our ongoing business with prior periods more difficult and obscure trends in ongoing operations. The Company believes that Adjusted gross margin is useful to investors because it provides a supplemental way to understand the underlying operating performance of the Company. Adjusted gross margin should not be considered as an alternative to gross margin or any other performance measure derived in accordance with GAAP. Adjusted selling, general and administrative expenses Adjusted selling, general and administrative expenses represents selling, general and administrative expenses excluding adjustments which are outlined in the quantitative reconciliation provided earlier in this presentation. Management uses Adjusted selling, general and administrative expenses to facilitate our analysis and understanding of our business operations by excluding the items outlined in the quantitative reconciliation provided earlier in this presentation which might otherwise make comparisons of our ongoing business with prior periods more difficult and obscure trends in ongoing operations. The Company believes that Adjusted selling, general and administrative expenses is useful to investors because it provides a supplemental way to understand the underlying operating performance of the Company. Adjusted selling, general and administrative expenses should not be considered as an alternative to selling, general and administrative expenses or any other performance measure derived in accordance with GAAP. Adjusted operating income (loss) Adjusted operating income (loss) represents operating income (loss), excluding adjustments which are outlined in the quantitative reconciliation provided earlier in this presentation. Management uses Adjusted operating income to facilitate our analysis and understanding of our business operations by excluding the items outlined in the quantitative reconciliation provided earlier in this presentation which might otherwise make comparisons of our ongoing business with prior periods more difficult and obscure trends in ongoing operations. The Company believes that Adjusted operating income is useful to investors to provide a supplemental way to understand the underlying operating performance of the Company and monitor and understand changes in our ability to generate income from ongoing business operations. Adjusted operating income should not be considered as an alternative to operating loss or any other performance measure derived in accordance with GAAP.61

Non-GAAP Financial Measures Continued Adjusted net income (loss) and Adjusted EPS Adjusted net income (loss) and Adjusted EPS represent net income (loss) and EPS, excluding adjustments which are more specifically outlined in the quantitative reconciliation provided earlier in this presentation. Management uses Adjusted net income (loss) and Adjusted EPS to evaluate the Company's operating performance by excluding the items outlined in the quantitative reconciliation provided earlier in this presentation which might otherwise make comparisons of our ongoing business with prior periods more difficult and obscure trends in ongoing operations. The Company believes that Adjusted net income (loss) and Adjusted EPS are useful to investors because they provide a supplemental way to understand the underlying operating performance of the Company and allows investors to monitor and understand changes in our ability to generate income from ongoing business operations. Adjusted net income (loss) and Adjusted EPS should not be considered as alternatives to net income, operating income or any other performance measures derived in accordance with GAAP. Adjusted EBITDA Adjusted EBITDA represents net loss before income tax expense (benefit), interest expense, net, and depreciation and amortization expense, excluding adjustments which are more specifically outlined in the quantitative reconciliation provided earlier in this presentation. We present Adjusted EBITDA as a supplemental measure of our performance and ability to service debt. We also present Adjusted EBITDA because we believe such measure is frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industry. We believe Adjusted EBITDA is an appropriate supplemental measure of debt service capacity, because cash expenditures on interest are, by definition, available to pay interest, and tax expense is inversely correlated to interest expense because tax expense goes down as deductible interest expense goes up; depreciation and amortization are non-cash charges. The other items excluded from Adjusted EBITDA are excluded in order to better reflect our continuing operations. In evaluating Adjusted EBITDA, you should be aware that in the future we may incur expenses similar to the adjustments in this presentation. Our presentation of Adjusted EBITDA should not be construed as an inference that our future results will be unaffected by these types of adjustments. Adjusted EBITDA is not a measurement of our financial performance under GAAP and should not be considered as an alternative to net income, operating income or any other performance measures derived in accordance with GAAP or as an alternative to cash flow from operating activities as a measure of our liquidity. 62

Non-GAAP Financial Measures Continued Our Adjusted EBITDA measure has limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of our results as reported under GAAP. Some of these limitations are: • it does not reflect our cash expenditures, future requirements for capital expenditures or contractual commitments; • it does not reflect changes in, or cash requirements for, our working capital needs; • it does not reflect the significant interest expense or the cash requirements necessary to service interest or principal payment on our debt; • although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and our Adjusted EBITDA measure does not reflect any cash requirements for such replacements; • it is not adjusted for all non-cash income or expense items that are reflected in our statements of cash flows; • it does not reflect the impact of earnings or charges resulting from matters we consider not to be indicative of our ongoing operations; • it does not reflect limitations on or costs related to transferring earnings from our subsidiaries to us; and • other companies in our industry may calculate this measure differently than we do, limiting its usefulness as a comparative measure. Because of these limitations, Adjusted EBITDA should not be considered as a measure of discretionary cash available to us to invest in the growth of our business or as a measure of cash that will be available to us to meet our obligations. You should compensate for these limitations by relying primarily on our GAAP results and using Adjusted EBITDA only supplementally. 63